UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304 Las Vegas, NV 89101
(Address of Principal Executive Offices)

(775) 295-4295

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (2§40.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 25, 2025, Transuite.Org Inc. (the "Company" or "TRSO") entered into a Share Exchange Agreement (the "Agreement") with Crestar Holdings Limited, a Hong Kong company ("Crestar") and Hailiang Li, a shareholder of SolanAI Global Limited  ("Seller"). Under the Agreement, Crestar acquired 51% of SolanAI Global Limited, a Hong Kong AI technology company ("SolanAI").

TRSO currently owns seventy percent (70%) of Goldfinch Group Holdings Ltd, a British Virgin Islands company ("Goldfinch"), with the acquisition of the remaining thirty percent (30%) pursuant to a share exchange transaction on August 20, 2025 currently being processed. Upon completion of the pending ownership transfer, TRSO will own 100% of Goldfinch. Crestar is wholly-owned by Goldfinch. Through this transaction, TRSO indirectly holds a controlling 51% interest in SolanAI.

TRSO desires to acquire 51% of SolanAI through Crestar, which is wholly owned subsidiary of Goldfinch. TRSO issued ten millions (10,000,000) restricted shares of its common stocks valued at $12.5 millions USD at an agreed upon price per share of $1.25 USD   (the “ share price”) as initial consideration for the acquisition. TRSO may issue up to 5,000,000 additional shares based on an independent valuation of SolanAI to be completed within 120 days, calculated using the formula: Additional Shares = (SolanAI Valuation × 51% - $12,500,000) ÷ $1.25. Any additional issuance requires Board approval and SEC disclosure.

Item 3.02 Unregistered Sales of Equity Securities

On August 25, 2025, TRSO issued 10,000,000 shares of restricted common stock to Seller in connection with the share exchange transaction described in Item 1.01 above.  The shares have a value of $12,500,000 based on TRSO's closing price of $1.25 per share on August 25, 2025.

TRSO may issue up to 5,000,000 additional shares based on independent SolanAI valuation, subject to Board approval and additional SEC disclosure. Maximum total issuance would be 5,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Share Exchange Agreement, dated August 25, 2025，filed as exhibit to Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transuite.Org Inc.

Date: August 29, 2025	By:	/s/ Mengqing Fan
Name: Mengqing Fan
Title: CEO, Director, Chairwoman of the Board

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